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                        UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549


                                           FORM 8-K

                                        CURRENT REPORT

                             Pursuant to Section 13 or 15(d) of
                             the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 1999



                                        AGROCAN CORP.
                     (Exact name of registrant as specified in its charter)


        Delaware                      0-25963
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
    of incorporation)                                     Identification Number)



                            1709 Harbour Centre  25 Harbour Road
                                      Wanchai, Hong Kong
                            (Address of principal executive offices)


Registrant's telephone number, including area code:  852-2519-3933


                                        Not applicable
                   (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective November 18, 1999, AgroCan Corporation, a Delaware corporation (the "Company"), dismissed Horwath Hong Kong CPA Limited ("Horwath Hong Kong") as the Company's independent accountants, and engaged Horwath Gelfond Hochstadt Pangburn, P.C. ("Horwath Gelfond") as the Company's new independent accountants. The dismissal of Horwath Hong Kong and the retention of Horwath Gelfond were approved by the Company's Board of Directors.

     Prior to the engagement of Horwath Gelfond, neither the Company nor anyone on its behalf consulted with such firm regarding the application of accounting principles to a specified transaction, either completed or uncompleted, or type of audit opinion that might be rendered on the Company's financial statements except as follows:

          (1) Horwath Gelfond read the Company's financial statements for the years ended September 30, 1998 and 1997 and consulted with Horwath Hong Kong to assist them in determining that the financial statements were in conformity with U.S. generally accepted accounting principles.

          (2) Horwath Gelfond reviewed the audit planning, fieldwork and completion procedures for the years ended September 30, 1998 and September 30, 1997 employed by Horwath Hong Kong to assist them in determining that the audits were in accordance with U.S. generally accepted auditing standards, and

          (3) Horwath Gelfond assisted the Company and Horwath Hong Kong in responding to SEC comment letters received by the Company dated November 17, 1999, September 30, 1999 and August 13, 1999 pertaining to the Form 10-SB filed by the Company on May 4, 1999.

     Horwath Hong Kong audited the Company's financial statements for the years ended September 30, 1998 and September 30, 1997. Horwath Hong Kong's report for such period did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

     During the period from October 1, 1998 to November 17, 1999 and the years ended September 30, 1998, there were no disagreements with Horwath Hong Kong on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Horwath Hong Kong, would have caused such firm to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(IV)(B) of Regulation S-B during the fiscal years ended September 30, 1998 and September 30,1997 and the subsequent interim periods through November 17, 1999.

     The Company has provided Horwath Hong Kong with a copy of the disclosures contained herein, and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) regarding its involvement with the Company as independent accountants and, if not, stating the respects in which it does not agree. A copy of the Horwath Hong Kong letter is attached as an exhibit to this Current Report on Form 8-K.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND RESULTS

      c.  Exhibits:


EXHIBIT
NUMBER        DESCRPITION
16.1          Letter from Horwath Hong Kong addressed to the Securities and
              Exchange Commission





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 1999                AGROCAN CORP.



                                       By   /s/ Lawrence Hon
                                            -------------------------------
                                            Lawrence Hon
                                            President & Chief Executive Officer


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                                   INDEX TO EXHIBITS


EXHIBIT
NUMBER         DESCRPITION
16.1           Letter from Horwath Hong Kong CPA Limited addressed to the
               Securities and Exchange Commission






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